                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                THE LEGENDS FUND, INC.
                   (Name of Registrant as Specified In Its Charter)

       _______________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.
          _______________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

          _______________________________________________________________

     5)   Total Fee Paid:
          _______________________________________________________________

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________________
     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________________
     3)   Filing Party:
          ______________________________________________________________
     4)   Date Filed:
          _____________________________________________________________

                                THE LEGENDS FUND, INC.
                                515 West Market Street
                              Louisville, Kentucky 40202
                      _________________________________________

                      Notice of Special Meeting of Shareholders

                      _________________________________________

To the Shareholders of The Legends Fund, Inc.:

     A special meeting of shareholders of the Harris Bretall Sullivan & Smith Equity Growth Portfolio, Scudder Kemper Value Portfolio, Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of The Legends Fund, Inc. (the "Fund"), will be held at 515 West Market Street, Louisville, Kentucky 40202, on July 10, 1998, at 3:00 p.m., Eastern Time. The purpose of the Meeting is:

     (1) to approve or disapprove the new investment management agreement between the Fund and Integrity Capital Advisers, Inc. (the "Manager"), separately with respect to each Portfolio;

     (2) to approve or disapprove new sub-advisory agreements pertaining to:

          (a) Harris Bretall Sullivan & Smith Equity Growth Portfolio between the Manager and Harris Bretall Sullivan & Smith, L.L.C. ("HBSS");

          (b) Scudder Kemper Value Portfolio between the Manager and Scudder Kemper Investments, Inc. ("SKI");

          (c) Zweig Asset Allocation Portfolio between the Manager and Zweig/Glaser Advisers; and

          (d) Zweig Equity (Small Cap) Portfolio between the Manager and Zweig/Glaser Advisers;

     (3) to approve or disapprove the interim investment advisory agreements pertaining to:

          (a) Harris Bretall Sullivan & Smith Growth Portfolio between the Fund and HBSS;

          (b)  Scudder Kemper Value Portfolio between the Fund and SKI;

          (c) Zweig Asset Allocation Portfolio between the Fund and Zweig/Glaser Advisers; and

          (d) Zweig Equity (Small Cap) Portfolio between the Fund and Zweig/Glaser Advisers; and


     (4) to transact such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on June 4, 1998 as the record date for determining the number of shares outstanding and the contract holders entitled to give voting instructions with respect to the Fund.

                                   By Order of the Board of Directors,

                                   /s/ Kevin L. Howard
                                   ----------------------------
                                   Kevin L. Howard
                                   Secretary

June 19, 1998

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                                THE LEGENDS FUND, INC.
                                515 West Market Street
                              Louisville, Kentucky 40202

              Harris Bretall Sullivan & Smith Equity Growth Portfolio
                           Scudder Kemper Value Portfolio
                          Zweig Asset Allocation Portfolio
                         Zweig Equity (Small Cap) Portfolio

                      _________________________________________

                                   PROXY STATEMENT
                           Special Meeting of Shareholders
                              July 10, 1998 at 3:00 p.m.
                         ____________________________________

     THE BOARD OF DIRECTORS OF THE LEGENDS FUND, INC. (THE "FUND") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING"). The Meeting is scheduled to be held at 515 West Market Street, Louisville, Kentucky 40202, on July 10, 1998 at 3:00 p.m. As described in more detail below, the Meeting is being called for the following purposes:



                                                   PORTFOLIO(S) TO WHICH
                SUMMARY OF PROPOSAL                PROPOSAL APPLIES

 1.      (a)  To approve or disapprove the new     All Portfolios (voting
      investment management agreement between the  separately)
      Fund and Integrity Capital Advisors, Inc.
      (the "Manager").

 2.      (a)  To approve or disapprove the new     Harris Bretall Sullivan &
      sub-advisory agreement between the Manager   Smith Equity Growth
      and Harris Bretall Sullivan & Smith, L.L.C.  Portfolio
      ("HBSS") as sub-adviser for the Portfolio.

         (b)  To approve or disapprove the new     Scudder Kemper Value
      sub-advisory agreement between the Manager   Portfolio
      and Scudder Kemper Investments, Inc.
      ("SKI") as sub-adviser for the Portfolio.

         (c)  To approve or disapprove the new     Zweig Asset Allocation
      sub-advisory agreement between the Manager   Portfolio
      and Zweig/Glaser Advisers

      as sub-adviser for the Portfolio.

         (d)  To approve or disapprove the new     Zweig Equity (Small Cap)
      sub-advisory agreement between the Manager   Portfolio
      and Zweig/Glaser Advisers
      as sub-adviser for the Portfolio.

 3.   To approve or disapprove the interim
      investment advisory agreements pertaining to:

         (a)  Harris Bretall Sullivan & Smith      Harris Bretall Sullivan &
      Growth Portfolio between the Fund and HBSS;  Smith Equity Growth
                                                   Portfolio

         (b)  Scudder Kemper Value Portfolio       Scudder Kemper Value
       between the Fund and SKI;                   Portfolio

         (c)  Zweig Asset Allocation Portfolio     Zweig Asset Allocation
      between the Fund and Zweig/Glaser Advisers; Portfolio and

         (d)  Zweig Equity (Small Cap) Portfolio   Zweig Equity (Small Cap)
      between the Fund and Zweig/Glaser Advisers.  Portfolio

 4.   To transact such other matters as may
      properly come before the Meeting or any
      adjournment thereof.


     The Fund was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of four investment portfolios (each, a "Portfolio" and collectively the "Portfolios"). Shares of the Portfolios are offered to separate accounts ("Separate Accounts") of Integrity Life Insurance Company ("Integrity") and National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts ("contracts") issued by Integrity and National Integrity.

    This Proxy Statement is being furnished on or about June 19, 1998 on behalf of the Board of Directors of the Fund (the "Board of Directors," the "Board" or the "Directors") to the shareholders of the Fund for their use in obtaining voting instructions from the contract holders on the proposals to be considered at the Meeting. The Board of Directors has fixed the close of business on June 4, 1998 as the record date (the "Record Date") for determining the number of shares outstanding and the contract holders entitled to give voting instructions to Integrity and National Integrity.

     At the Record Date, the total number of shares of the Portfolios outstanding were as follows:


                                                                                                            APPROXIMATE
                                            SHARES             APPROXIMATE                                  PERCENTAGE
                                            HELD BY            PERCENTAGE             SHARES HELD           HELD BY
                      TOTAL                 SEPARATE           HELD BY                BY SEPARATE           SEPARATE
                      NUMBER OF             ACCOUNT II         SEPARATE               ACCOUNT II            ACCOUNT II OF
                      SHARES                OF                 ACCOUNT II OF          OF NATIONAL           NATIONAL
PORTFOLIO             OUTSTANDING           INTEGRITY          INTEGRITY              INTEGRITY             INTEGRITY
---------             -----------           ---------          ---------              ---------             ---------


Harris Bretall
Sullivan & Smith
Equity Growth         1,784,303.101         1,366,152.574        76.57%               418,150.527              23.43%

Scudder
Kemper
Value                 2,049,433.882         1,629,467.147        79.51%               419,966.735              20.49%

Zweig Asset
Allocation            2,713,858.951         2,307,100.169        85.01%               406,758.782              14.99%

Zweig Equity
(Small Cap)             825,051.512           627,529.107        76.06%               197,522.405              23.94%

Total Fund            7,372,647.446         5,930,248.997        80.44%             1,442,398.449              19.56%


     As of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) was known to the Fund to have allocated contributions under variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, such person or group would have the right to give voting instructions with respect to more than 5% of the outstanding shares of any Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of each Portfolio's outstanding shares.

     The Fund expects that the solicitation of voting instructions from contract holders will be made by mail, and solicitation also may be made by telephone communications from employees of the Manager, the Fund=s investment manager, or its affiliates, who will not receive compensation for such services. All costs of the meeting and soliciting proxies will be borne by the Manager or its affiliates.

     Integrity and National Integrity, the holders of record of shares of the Portfolios, are required to "pass through" to their contract holders the right to vote shares of the Portfolios. The Fund expects that Integrity and National Integrity will solicit voting instructions from their contract holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolios held by their respective Separate Accounts. Integrity and National Integrity will vote shares of the Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions from contract holders will be voted in favor of the proposals. Integrity and National Integrity, as record shareholders of the Portfolios, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from contract holders. The cost of preparing and distributing to contract holders additional proxy materials if required in connection with any adjournment will be borne as set forth in the preceding paragraph.

     Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting.

     The shareholders of each of the Portfolios vote separately with respect to Proposal Nos. 1, 2 and 3.

     All information in the Proxy Statement about HBSS, SKI and Zweig/Glaser Advisers (each a "Sub-Adviser," and collectively, the "Sub-Advisers") has been provided by each respective Sub-Adviser and all information in the Proxy Statement about the Manager and ARM Financial Group, Inc. ("ARM") has been provided by the Manager and ARM.

EACH CONTRACT HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIOS BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

        PROPOSAL NO. 1: APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT

              HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO
                           SCUDDER KEMPER VALUE PORTFOLIO
                          ZWEIG ASSET ALLOCATION PORTFOLIO
                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO

BACKGROUND

     The Morgan Stanley Leverage Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. Group, Inc. ("MSDW") (collectively "Morgan Stanley"), previously owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM. On May 8, 1998, Morgan Stanley sold its entire interest in ARM, pursuant to a secondary public offering of shares of common stock of ARM (the "Sale"). The Sale may be deemed to constitute an indirect change in control of the Manager, and therefore an "assignment," as that term is defined in the 1940 Act, of the investment management agreement that was then in effect between the Manager and the Fund, on behalf of each Portfolio (the "Old Management Agreement"). As required by the 1940 Act, the Old Management Agreement provided for its automatic termination upon assignment. The Old Management Agreement terminated on May 8, 1998, effective upon consummation of the Sale.

     On May 8, 1998, the Board of Directors of the Fund approved a new investment management agreement between the Manager and the Fund, on behalf of each Portfolio (the "New Management Agreement"). The New Management Agreement is identical to the Old Management Agreement, with the exception of the effective and termination dates. The New Management Agreement is being submitted for approval by shareholders of each Portfolio. A copy of the New Management Agreement is annexed to this Proxy Statement as Exhibit A.

     The Manager has agreed to provide the services specified in the Old Management Agreement to the Fund and its Portfolios without charge on an interim basis until the New Management Agreement has been approved by shareholders. It is proposed that the New Management Agreement become effective immediately upon shareholder approval.

     In addition, the sub-advisory agreements that were in effect prior to the Sale (the "Old Sub-Advisory Agreements," and together with the Old Management Agreement, the "Old Advisory Agreements") provided for their automatic termination upon the termination of the Old Management Agreement. The Board of Directors therefore approved new sub-advisory agreements between the Manager and the respective Sub-Adviser on behalf of each Portfolio (the "New Sub-Advisory Agreements," each a "New Sub-Advisory Agreement" and together with the New Management Agreement, the "New Advisory Agreements"). The New Sub-Advisory Agreements will become effective immediately upon shareholder approval and are discussed below under Proposal No. 2.

     To ensure the continued provision of investment advisory services during the interim period prior to receipt of shareholder approval (the "Interim Period"), the Board of Directors has approved interim investment advisory agreements (the "Interim Agreements" and each an "Interim Agreement") between the Fund, on behalf of each Portfolio, and the respective Sub-Adviser. The Interim Agreements are discussed below under Proposal No. 3.

THE OLD AND NEW MANAGEMENT AGREEMENTS

     The Old Management Agreement was dated November 26, 1993, and amended April 1, 1994 and February 1, 1996 to reflect the addition of certain Portfolios. The Old Management Agreement was last approved by shareholders on October 30, 1997, in connection the reallocation of management fees between the Manager and the Sub-Advisers. As stated above, the Old Management Agreement terminated on May 8, 1998, effective upon consummation of the Sale.

     The following is a summary of the material terms of the New Management Agreement, which are the same as the material terms of the Old Management
Agreement:

     SERVICES. Pursuant to the New Management Agreement between the Fund and the Manager, the Manager is responsible for the management of the Fund and administration of its business affairs. The Manager is authorized to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with the Portfolios. Pursuant to such authority, the Manager will enter into the New Sub-Advisory Agreements with each of HBSS, SKI and Zweig/Glaser Advisers relating to the Harris Bretall Sullivan & Smith Equity Growth Portfolio, the Scudder Kemper Value Portfolio, the Zweig Asset Allocation Portfolio and the Zweig Equity (Small Cap) Portfolio, respectively. The Manager is responsible, among other things, for general supervision of the respective Sub-Advisers, subject to general oversight by the Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administer the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend disbursing agent.

     COMPENSATION FOR SERVICES. Each Portfolio will pay the Manager a fee (the "Management Fee") at the annual rate set forth below, accrued daily and calculated as a percentage of the net assets of each respective Portfolio. The Manager will compensate each Sub-Adviser out of the Management Fee received from the respective Portfolio. The Manager retains (on an annual basis) .25% of average daily net assets of each Portfolio after compensating the Sub-Advisers. The following rates are the same rates that were in effect under the Old Management Agreement.



                   PORTFOLIO                   MANAGEMENT FEE PAYABLE BY
                                               PORTFOLIO TO THE MANAGER


                                          6


Harris Bretall Sullivan & Smith Equity                 .65%
Growth Portfolio

Scudder Kemper Value Portfolio                         .65%

Zweig Asset Allocation Portfolio                       .90%

Zweig Equity (Small Cap) Portfolio                    1.05%

     The aggregate fees paid to the Manager by the Portfolios under the Old Management Agreement for the fiscal year ended June 30, 1997 were $807,307, including $160,836 paid by the Harris Bretall Sullivan & Smith Equity Growth Portfolio; $164,290 paid by the Scudder Kemper Value Portfolio; $396,657 paid by the Zweig Asset Allocation Portfolio; and $112,524 paid by the Zweig Equity (Small Cap) Portfolio. The Manager compensated each Sub-Adviser out of these fees in the amounts discussed below under Proposal No. 2, "The Sub-Advisory Agreements - Compensation for Services." Until October 30, 1997, the Manager retained .15% of average net assets of each Portfolio (on an annual basis), after compensating the Sub-Advisers.

     PAYMENT OF  EXPENSES.   Each Portfolio bears all expenses incurred in its
operation that are not specifically assumed by the Manager or ARM Securities Corporation ("ARM Securities"), as distributor. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable.

     The Manager has voluntarily limited the expenses of the Portfolios, other than for brokerage commissions and the Management Fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to each Portfolio's yield and total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios. For the fiscal year ended June 30, 1997, the Manager reimbursed the Zweig Equity (Small Cap) Portfolio in the amount of $29,273.

     LIMITATION OF LIABILITY. Under the New Management Agreement, except as may otherwise be required under the 1940 Act, the Manager and any of its affiliates and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Manager, will not be liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     TERM. The New Management Agreement provides that it will continue in effect for two years and thereafter from year to year, subject to approval at least annually in accordance with the requirements of the 1940 Act ("Annual Approval").

     TERMINATION; ASSIGNMENT. The New Management Agreement may be terminated at any time without penalty upon 60 days' written notice by the Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Directors"), or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Portfolio (as defined in the 1940 Act). The New Management Agreement also provides that it will terminate in the event of its assignment (as defined in the 1940 Act).

BOARD CONSIDERATIONS

     The Board of Directors, including all of the Independent Directors, determined that the terms of the New Management Agreement are fair and reasonable and that the approval of the New Management Agreement on behalf of the Fund and each Portfolio is in the best interests of the Fund and of each respective Portfolio and its shareholders.

     In determining to approve the New Management Agreement, the Board evaluated the factors they deemed relevant with respect to each Portfolio. Among other things, the Board considered the fact that although ultimate ownership of the Manager's parent company had changed, senior officers of the Manager had assured the Board that there would be no change in the personnel providing services to the Fund and its Portfolios or in the quality of those services. Senior officers of the Manager also informed the Board that they did not foresee any changes in the day-to-day operations of the Manager or its affiliates as a result of the Sale. The Board was also advised that senior management of ARM owned in the aggregate approximately seven percent of the outstanding common stock of ARM, and that no single holder held more than five percent of the outstanding common stock of ARM as a result of the Sale.

     The Board also considered that the New Management Agreement is the same as the Old Management Agreement in all material respects, including the rate of Management Fee. The Board also considered that the compensation to be paid by the Manager to the Sub-Advisers under the New Sub-Advisory Agreements would result in the Manager being compensated at the same effective rate as under the Old Advisory Agreements. The Board took into account that the Manager had agreed to provide supervisory and administrative services to the Fund at no charge during the Interim Period, and determined that it was necessary and in the best interests of each Portfolio and its shareholders to enter into the New Management Agreement to ensure continued receipt of such services after the Interim Period. As part of their deliberations, the Board also took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by the Manager and Sub-Advisers; the amount and structure of the investment management and sub-advisory fees generally; and the organizational capability and financial condition of the Manager, each Sub-Adviser and its respective affiliates.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     As a result of their deliberations, at an in-person meeting held on May 7, 1998, the Board of Directors, including all Independent Directors, voted unanimously to approve the New Management Agreement and to recommend to shareholders that they vote "FOR" Proposal No. 1.

VOTE REQUIRED FOR PROPOSAL NO. 1

     Shareholders of each of the Portfolios vote separately on whether to approve Proposal No. 1 with respect to that particular Portfolio. Approval of Proposal No. 1 with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

     IF PROPOSAL NO. 1 IS NOT APPROVED BY THE SHAREHOLDERS OF ANY PORTFOLIO, THE INTERIM AGREEMENT DESCRIBED IN PROPOSAL NO. 3 FOR THAT PORTFOLIO WILL CONTINUE IN EFFECT FOR THAT PORTFOLIO (SUBJECT TO RECEIPT OF SHAREHOLDER APPROVAL THEREOF) AND THE BOARD WILL CONSIDER WHAT ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN THE NECESSARY SUPERVISORY AND ADMINISTRATIVE SERVICES. FAILURE TO APPROVE PROPOSAL NO. 1 BY THE SHAREHOLDERS OF A PARTICULAR PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 1 WITH RESPECT TO ANY OTHER PORTFOLIO.


     PROPOSAL NO. 2: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

              HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO
                           SCUDDER KEMPER VALUE PORTFOLIO
                          ZWEIG ASSET ALLOCATION PORTFOLIO
                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO

BACKGROUND

     In anticipation of the Sale and the termination of the Old Sub-Advisory Agreements as a result of the termination of the Old Management Agreement, the Board of Directors of the Fund, acting by unanimous written consent, terminated each of the Old Sub-Advisory Agreements effective immediately prior to the consummation of the Sale. The Board then approved the New Sub-Advisory Agreements between the Manager and the respective Sub-Adviser, on behalf of each Portfolio. The New Sub-Advisory Agreements are being submitted for approval by shareholders of each Portfolio. A form of the New Sub-Advisory Agreements between the Manager and each of HBSS and SKI is annexed as Exhibit B-1; a form of the New Sub-Advisory Agreements between the Manager and Zweig/Glaser Advisers is annexed as Exhibit B-2. The New Sub-Advisory Agreements are each identical to the respective Old Sub-Advisory Agreements, with the exception of their effective and termination dates. It is proposed that the New Sub-Advisory Agreements will become effective immediately upon shareholder approval, subject to the Management Agreement having been approved by shareholders.

THE OLD AND NEW SUB-ADVISORY AGREEMENTS

      The Old Sub-Advisory Agreement between the Manager and HBSS with respect to Harris Bretall Sullivan & Smith Equity Growth Portfolio was dated November 14, 1997 and was last approved by shareholders on October 30, 1997 in connection with a reallocation of the sub-advisory fees payable by the Manager and a change in control of HBSS. The Old Sub-Advisory Agreement between the Manager and SKI with respect to Scudder Kemper Value Portfolio was dated December 30, 1997 and was last approved by shareholders on December 30, 1997, in connection with a change in control of the predecessor Sub-Adviser. The Old Sub-Advisory Agreements between the Manager and Zweig/Glaser Advisers with respect to Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio were dated November 26, 1993, as amended on October 30, 1997 and were last approved by shareholders on October 30, 1997, in connection with a reallocation of the sub-advisory fees payable by the Manager. The Old Sub-Advisory Agreements were terminated immediately prior to consummation of the Sale on May 8, 1998.

     The following is a summary of the material terms of each New Sub-Advisory Agreement, which are the same as the material terms of the respective Old Sub-Advisory Agreement:

     ADVISORY SERVICES. The Sub-Adviser will provide a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

     COMPENSATION FOR SERVICES. The Manager (and not the Fund) will pay to each Sub-Adviser a sub-advisory fee at the annual rate set forth below, calculated as a percentage of the average daily net assets of the Portfolio.



                                                                  SUB-ADVISORY
       SUB-ADVISER                      PORTFOLIO                   FEE RATE

                         Harris Bretall Sullivan & Smith
HBSS                     Equity Growth Portfolio                     .40%


SKI                      Scudder Kemper Value Portfolio              .40%


Zweig/Glaser Advisers    Zweig Asset Allocation Portfolio            .65%


Zweig/Glaser Advisers    Zweig Equity (Small Cap) Portfolio          .80%


The foregoing rates are the same as the rates in effect under the respective Old Sub-Advisory Agreements. Effective as of October 31, 1997, the annual fee rate paid to each Sub-Adviser was reduced by .10%. The sub-advisory fees for the fiscal year ended June 30, 1997 paid to the Sub-Advisers by the Manager (under the former fee schedule) were $123,720 to HBSS with respect to the Harris Bretall Sullivan & Smith Equity Growth Portfolio; $126,377 to SKI with respect to the Scudder Kemper Value Portfolio; $308,047 to Zweig/Glaser Advisers with respect to the Zweig Asset Allocation Portfolio; and $96,449 to Zweig/ Glaser Advisers with respect to the Zweig Equity (Small Cap) Portfolio.

     PAYMENT OF EXPENSES. The Sub-Adviser agrees to assume and pay all of the costs and expenses of performing its obligations thereunder.

     LIMITATION OF LIABILITY. Under each New Sub-Advisory Agreement, except as may otherwise be required under the 1940 Act, the Sub-Adviser and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties thereunder.

     TERM. Each New Sub-Advisory Agreement will continue for two years and thereafter from year to year subject to Annual Approval.

     TERMINATION; ASSIGNMENT. Each New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice by the Sub-Adviser, the Manager, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Independent Directors, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940 Act). Each New Sub-Advisory Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act) or termination of the New Management Agreement.

BOARD CONSIDERATIONS

      The Board of Directors, including all the Independent Directors, determined that the terms of the New Sub-Advisory Agreements are fair and reasonable and that the approval of the New Sub-Advisory Agreements on behalf of the Fund and each Portfolio is in the best interests of the Fund and of each respective Portfolio and its shareholders. In determining to approve the New Sub-Advisory Agreements, the Board of Directors evaluated the factors they deemed relevant with respect to each Portfolio, including the factors described above with respect to the New Management Agreement. In addition, the Board considered the fact that the Sale had no effect with respect to the operations of any of the Sub-Advisers, since they are independent of both ARM and Morgan Stanley.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     As a result of their deliberations, at an in-person meeting held on May 8, 1998, the Board of Directors, including all Independent Directors, voted unanimously to approve the New Sub-Advisory Agreements and to recommend to shareholders that they vote "FOR" Proposal No. 2.

VOTE REQUIRED FOR PROPOSAL NO. 2

     Shareholders of each of the Portfolios vote separately on whether to approve Proposal No. 2 with respect to that particular Portfolio. Approval of Proposal No. 2 with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

     IF PROPOSAL NO. 2 IS NOT APPROVED BY THE SHAREHOLDERS OF ANY PORTFOLIO, THE INTERIM AGREEMENT DESCRIBED IN PROPOSAL NO. 3 FOR THAT PORTFOLIO WILL CONTINUE IN EFFECT FOR THAT PORTFOLIO (SUBJECT TO RECEIPT OF SHAREHOLDER APPROVAL THEREOF), AND THE BOARD WILL CONSIDER WHAT OTHER ACTION, IF ANY, SHOULD BE TAKEN TO OBTAIN ADVISORY SERVICES. FAILURE TO APPROVE PROPOSAL NO. 2 BY THE SHAREHOLDERS OF A PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 2 WITH RESPECT TO ANY OTHER PORTFOLIO.

     PROPOSAL NO. 3:   APPROVAL OF THE INTERIM AGREEMENTS

              HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO
                           SCUDDER KEMPER VALUE PORTFOLIO
                          ZWEIG ASSET ALLOCATION PORTFOLIO
                         ZWEIG EQUITY (SMALL CAP) PORTFOLIO

BACKGROUND

      In order to ensure continuity of investment advisory services for the Portfolios upon the termination of the Old Advisory Agreements, and prior to shareholder approval of the New Advisory Agreements, the Board of Directors approved the Interim Agreements, which are investment advisory agreements directly between the Fund, on behalf of each respective Portfolio, and the respective Sub-Adviser. A form of Interim Agreement between the Fund and each of HBSS and SKI is annexed as Exhibit C-1; a form of Interim Agreement between the Fund and Zweig/Glaser Advisers is annexed as Exhibit C-2. The Interim Agreements are similar to the Old Sub-Advisory Agreements, with the principal difference being that, because the Interim Agreements are directly between the Sub-Advisers and the Fund (rather than between the Sub-Advisers and the Manager), the fees thereunder are payable by the respective Portfolio and not the Manager.

     The Interim Agreements were approved by the Fund's Board of Directors on May 7, 1998 and became effective immediately. They will terminate upon approval of Proposals Nos. 1 and 2 by the shareholders of the respective Portfolios.

THE INTERIM AGREEMENTS

     The following is a summary of the material terms of each Interim Agreement:

     ADVISORY SERVICES. The Sub-Adviser provides a continuous investment program for the Portfolio, including investment research with respect to all securities and investments and cash equivalents in the Portfolio.

     COMPENSATION FOR SERVICES. The Portfolio pays to each Sub-Adviser a fee, accrued daily and calculated as a percentage of the average daily net assets of the Portfolio at the annual rate set forth below. The annual rate set forth in each respective Interim Agreement is the same as the rate payable to the respective Sub-Adviser under the Old and New Sub-Advisory Agreements.


                                                                    INTERIM
       SUB-ADVISER                     PORTFOLIO                 ADVISORY FEE
HBSS                    Harris Bretall Sullivan & Smith             .40%
                        Equity Growth Portfolio

SKI                     Scudder Kemper Value Portfolio              .40%

Zweig/Glaser Advisers   Zweig Asset Allocation Portfolio            .65%

Zweig/Glaser Advisers   Zweig Equity (Small Cap) Portfolio          .80%


     PAYMENT OF EXPENSES. The Sub-Adviser assumes and pays all of the costs and expenses of performing its obligations thereunder. The Portfolio bears all expenses incurred in its operations that are not assumed by its principal underwriter or affiliates of its principal underwriter.

     LIMITATION OF LIABILITY. Under each Interim Agreement, except as may otherwise be required under the 1940 Act, the Sub-Adviser and any of its affiliated persons and each person who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser will not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered thereunder, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties thereunder.

     TERM. Each Interim Agreement will continue in effect until the earlier to occur of (i) such time as the New Advisory Agreements are approved by the Portfolio's shareholders, or, subject to approval by the respective Portfolio's shareholders, (ii) the second anniversary of the effective date of the Interim Agreements. Unless sooner terminated, each Interim Agreement shall continue in effect after the term specified in clause (ii) of the preceding sentence, subject to Annual Approval.

     TERMINATION; ASSIGNMENT. Each Interim Agreement may be terminated at any time without penalty upon 60 days' written notice by the Sub-Adviser, the Board of Directors, acting pursuant to a resolution adopted by a majority of the Independent Directors, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio (as defined in the 1940
Act). Each Interim Agreement also provides that it will automatically terminate in the event of its assignment (as defined in the 1940 Act).

BOARD CONSIDERATIONS

     The Board of Directors, including all the Independent Directors, determined that the terms of the Interim Agreements are fair and reasonable and that the approval of the Interim Agreements on behalf of the Fund and each Portfolio is in the best interests of the Fund and of each respective Portfolio and its shareholders.

     In determining to approve the Interim Agreements, the Board of Directors evaluated the factors they deemed relevant with respect to each Portfolio. The Board of Directors considered, among other things, the fact that the Old Sub-Advisory Agreements were being terminated as a result of actions affecting ARM and not the Sub-Advisers, and that the Sub-Advisers would not receive any direct or indirect monetary or other benefit as a result of the Sale. The Board of Directors took into account the fact that the Manager had agreed to continue to provide administrative and supervisory services free of charge until receipt of shareholder approval of the New Management Agreement, but that the only way to ensure continued investment advisory services for the Portfolios pending shareholder approval of the New Advisory Agreements would be to enter into the Interim Agreements directly with the Sub-Advisers. The Board of Directors also considered that because the annual fee rates payable under the Interim Agreements are lower than under the Old Management Agreement, each Portfolio would pay lower fees during the Interim Period than under the Old Advisory Agreements. The Board also took into account the factors discussed under "Board Considerations" with respect to Proposal No. 1.

     Finally, the Board of Directors considered that the Interim Agreements would become effective immediately, without having first been approved by shareholders. Normally, an investment advisory (or sub-advisory) agreement between a registered investment company and an investment adviser (or sub-adviser) cannot take effect until the agreement has been approved by shareholders in the manner specified by the 1940 Act. There is a limited exception to this requirement set forth in Rule 15a-4 under the 1940 Act. The Rule provides that if an advisory (or sub-advisory) contract is terminated or not renewed by an investment company's board of directors, a successor advisory contract may be in effect for 120 days thereafter, without having been approved by shareholders, provided certain conditions are met. The conditions are that the contract must have been approved by the investment company's board of directors, including a majority of the directors who are not "interested persons" within the meaning of the 1940 Act, and the compensation to be received under the contract may not exceed the compensation which would have been received under the most recent investment advisory contract that was approved by shareholders. The exception provided by Rule 15a-4 is not available with respect to an investment advisory contract with an investment adviser whose contract has terminated as a result of an assignment in connection with which "such investment adviser, or a controlling person thereof, directly or indirectly receives money or other benefit. . . ."  As stated earlier, the Old Sub-Advisory Agreements were terminated by action of the Board immediately prior to consummation of the Sale. Since (i) none of the Sub-Advisers has received or will receive, directly or indirectly, money or other benefit in connection with the Sale, and (ii) the rates of advisory fees payable under the Interim Agreements are the same as under the Old Sub-Advisory Agreements (and less than under the Old Management Agreement), the conditions of Rule 15a-4 have been met with respect to the Interim Agreements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     As a result of their deliberations, at an in-person held on meeting on May 8, 1998, the Board of Directors, including all of the Independent Directors, voted unanimously to approve the Interim Agreements and to recommend to the Shareholders that they vote "FOR" Proposal No. 3.

VOTE REQUIRED FOR PROPOSAL NO. 3

     Shareholders of each of the Portfolios vote separately on whether to approve Proposal No. 3 with respect to that particular Portfolio. Approval of Proposal No. 3 with respect to a Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio. "Majority" for this purpose under the 1940 Act means the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio represented at the meeting if more than 50% of such shares are represented.

     FAILURE TO APPROVE PROPOSAL NO. 3 BY THE SHAREHOLDERS OF ONE PORTFOLIO WILL NOT AFFECT THE APPROVAL OF PROPOSAL NO. 3 WITH RESPECT TO ANY OTHER PORTFOLIO. THE FAILURE TO APPROVE PROPOSAL NO. 3 IS SIGNIFICANT TO A PORTFOLIO ONLY IF PROPOSALS NOS. 1 AND 2 ARE ALSO NOT APPROVED WITH RESPECT TO THAT PORTFOLIO. IN SUCH EVENT, THE BOARD WILL CONSIDER WHAT ACTION SHOULD BE TAKEN TO OBTAIN ADVISORY SERVICES FOR SUCH PORTFOLIO.

                                 GENERAL INFORMATION

INFORMATION ABOUT THE MANAGER

     The Manager is a wholly-owned subsidiary of ARM, a Delaware corporation. The address of the Manager and ARM is 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

     The following chart lists the name, address and principal occupation of the principal executive officer and each director of the Manager:


                                                     Principal Occupation
                                                     (if other than officer or
Name                       Address                   director of the Manager)
----                       -------                   ------------------------

Martin H. Ruby             515 West Market Street,   Chairman of the Board and
                           Louisville, KY  40202     Chief Executive Officer,
                                                     ARM

Robert H. Scott            515 West Market Street,   General Counsel and
                           Louisville, KY  40202     Secretary, ARM

Peter S. Resnik            515 West Market Street,   Treasurer, ARM
                           Louisville, KY  40202

Barry G. Ward              515 West Market Street,   Controller, ARM
                           Louisville, KY  40202

Michael A. Cochran         515 West Market Street,   Tax Officer, ARM
                           Louisville, KY  40202

Craig A. Hawley            515 West Market Street,   Assistant General
                           Louisville, KY  40202     Counsel, ARM

Kevin L. Howard            515 West Market Street,   Assistant General
                           Louisville, KY  40202     Counsel, ARM

Patricia L. Tackett        515 West Market Street,   Assistant Secretary, ARM
                           Louisville, KY  40202



The following chart lists those officers and Directors of the Fund who are also affiliated with ARM and/or the Manager, and sets forth the nature of those affiliations:



                    Position with the
Name                Fund                Position with ARM and/or the Manager
----                -----------------   ------------------------------------

John R. Lindholm    Chairman and        President - Retail Business Division,
                    Director            ARM

Barry G. Ward       Controller          Controller, ARM and the Manager

Peter S. Resnik     Treasurer           Treasurer, ARM and the Manager

Kevin L. Howard     Secretary           Assistant General Counsel, ARM and
                                        Assistant Secretary, the Manager

Michael A. Cochran  Tax Officer         Tax Officer, the Manager and ARM


The principal occupation of each person listed above is his occupation with ARM. The address of each of the above listed persons is 515 West Market Street, 8th Floor, Louisville, Kentucky 40202.

INFORMATION ABOUT THE SUB-ADVISERS

     HARRIS BRETALL SULLIVAN & SMITH, L.L.C., One Sansome Street, Suite 3300, San Francisco, California 94104, serves as the Sub-Adviser to Harris Bretall Sullivan & Smith Equity Growth Portfolio. HBSS was founded in 1971 and is owned by Value Asset Management, Inc. and employees of HBSS. The firm provides investment management services to institutions and individuals, and at March 31, 1998, had assets under management of approximately $3.3 billion.
 HBSS also serves as investment adviser to other investment companies having similar investment objectives to the Harris Bretall Sullivan & Smith Equity Growth Portfolio as indicated in Exhibit D.

     The following chart lists the names, addresses and principal occupation of the principal officer and each director of HBSS:




Name                                    Address                                          Principal Occupation
----                                    -------                                          --------------------
W. Graeme Bretall, CFA                  One Sansome Street, Suite 3300                   President
                                        San Francisco, CA  94104

Henry B. Dunlap Smith, CFA              One Sansome Street, Suite 3300                   Partner
                                        San Francisco, CA  94104

John J. Sullivan, CFA                   One Sansome Street, Suite 3300                   Partner
                                        San Francisco, CA  94104

Gordon J. Ceresino                      One Sansome Street, Suite 3300                   Partner
                                        San Francisco, CA  94104

Susan A. Foley, CFA                     One Sansome Street, Suite 3300                   Partner
                                        San Francisco, CA  94104

David S. Post, CFA                      One Sansome Street, Suite 3300                   Partner
                                        San Francisco, CA  94104


                                       17


Name                                    Address                                          Principle Occupation
----                                    -------                                          --------------------
Joseph N. Calderazzo                    One Sansome Street, Suite 3300                   Senior Vice President -
                                        San Francisco, CA  94104                         Portfolio Manager


SCUDDER KEMPER INVESTMENTS, INC., 345 Park Avenue, New York, New York 10154, serves as the Sub-Adviser to Scudder Kemper Value Portfolio. SKI was formed on December 31, 1997 pursuant to a transaction agreement whereby Zurich Insurance Company became the majority shareholder in Scudder, Stevens & Clark, Inc. ("Scudder"), with approximately 70% interest, and Scudder merged with ZKI Holding Corporation. As of March 31, 1998, SKI managed over $200 billion in assets. SKI also serves as investment adviser to other investment companies having similar investment objectives to the Scudder Kemper Value Portfolio as indicated in Exhibit E.

     The following chart lists the names, addresses and principal occupation of the principal officer and each director of SKI:


Name                Address                   Principal Occupation
----                -------                   --------------------

Stephen R.          345 Park Avenue       Treasurer and Chief Financial
Beckwith            New York, NY  10154   Officer, SKI

Lynn Birdsong       345 Park Avenue       Corporate Vice President and
                    New York, NY  10154   Director, SKI

Lawrence Cheng      Mythenquai 2          Member of Corporate Executive Board
                    8002 Zurich,          and Chief Investment Officer for
                    Switzerland           Investments and International Asset
                                          Management, Zurich and Director, SKI

Steven Gluckstern   Mythenquai 2          Member of Corporate Executive Board
                    8002 Zurich,          and responsible for Reinsurance,
                    Switzerland           Structured Finance, Capital Market
                                          Products and Strategic Investments,
                                          Zurich and Director, SKI

Rolf Hueppi         Mythenquai 2          Chairman and Chief Executive
                    8002 Zurich,          Officer, Zurich; Chairman of Board
                    Switzerland           of Directors and Director, SKI

Kathryn L. Quirk    345 Park Avenue       General Counsel, Chief Compliance
                    New York, NY  10154   Officer and Secretary, SKI

Markus Rohrbasser   Mythenquai 2          Chief Financial Officer and Member
                    8002 Zurich,          of Corporate Executive Board, Zurich
                    Switzerland           and Director, SKI

Cornelia Small      345 Park Avenue       Corporate Vice President and
                    New York, NY  10154   Director, SKI

Edmond Villani      345 Park Avenue       President, Chief Executive Officer
                    New York, NY  10154   and Director, SKI


ZWEIG/GLASER ADVISERS, 900 Third Avenue, New York, New York 10022, serves as the Sub-Adviser for Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio. Glaser Corp., a Delaware corporation formed by Eugene J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Martin E. Zweig, are the general partners of Zweig/Glaser. Dr. Zweig is also Chairman of Zweig/Glaser and Mr. Glaser is President. Dr. Zweig has provided investment advisory and portfolio management services for over 27 years and is currently affiliated with investment advisers, which, as of March 31, 1998 managed over $8 billion in assets. Dr. Zweig is also President and Director of The Zweig Fund, Inc. and the Zweig Total Return Fund, Inc., closed-end funds traded on the NYSE with combined assets of over $1 billion. Zweig/Glaser also serves as investment adviser to other investment companies having similar investment objectives to the Zweig Asset Allocation Portfolio and Zweig Equity (Small Cap) Portfolio as indicated in Exhibit F.

AFFILIATED BROKERS

     Until May 8, 1998, the Manager was affiliated with Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer. Zweig/Glaser Advisers is affiliated with Zweig Securities Corp., a registered broker-dealer. From time to time, a portion of one or more Portfolios' brokerage transactions may be conducted with such broker-dealers, subject to policies established by the Board of Directors to ensure that all brokerage commissions paid to such broker-dealers by any Portfolio with which they are affiliated are fair and reasonable. For the fiscal year ended June 30, 1997, the Fund paid the following brokerage commissions with respect to the Portfolios set forth below to Morgan Stanley & Co. Also presented below for the fiscal year ended June 30, 1997 are the brokerage commissions paid to Morgan Stanley & Co. as a percentage of the aggregate brokerage commissions paid by each Portfolio and as a percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions engaged in by such Portfolio.

                           BROKERAGE COMMISSIONS PAID TO MORGAN STANLEY & CO.

                                                           As a Percentage of
                                        As a Percentage        Portfolio
                                         of Aggregate         Transactions
        Portfolio           Paid  ($)     Commissions    Involving Commissions
        ---------           ---------     -----------    ---------------------
Zweig Asset Allocation
Portfolio                     50,774               68%           84%

Zweig Equity (Small Cap)       8,051               51%           69%


                                          19


                           BROKERAGE COMMISSIONS PAID TO MORGAN STANLEY & CO.

                                                           As a Percentage of
                                        As a Percentage        Portfolio
                                         of Aggregate         Transactions
        Portfolio           Paid  ($)     Commissions    Involving Commissions
        ---------           ---------     -----------    ---------------------
Portfolio

Scudder Kemper Value
Portfolio                      2,060                3%            4%


DISTRIBUTOR

     ARM Securities acts without remuneration as the Fund's Distributor pursuant to a Distribution Agreement dated May 8, 1998. ARM Securities is a wholly-owned subsidiary of ARM. Shares of the Fund and the Portfolios are sold only to separate accounts of Integrity and National Integrity. ARM Securities' address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

TRANSFER AGENT, DIVIDEND AGENT, RECORDKEEPING AGENT AND CUSTODIAN

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend disbursing agent, recordkeeping agent and custodian.

OTHER MATTERS

     The Board of Directors does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, proxies will vote on such matters in their discretion.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Fund will furnish, without charge, a copy of the most recent Annual and Semi-Annual Reports to contract owners. Copies of the Annual and Semi-Annual Reports may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                   Respectfully Submitted,

                                   /s/ Kevin L. Howard
                                   -----------------------------
                                   Kevin L. Howard
                                   Secretary


Dated: June 19, 1998

CONTRACT HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                                                       EXHIBIT A

                                THE LEGENDS FUND. INC.

                                 MANAGEMENT AGREEMENT


      Agreement, made this ___ day of _________, 1998 between The Legends Fund, Inc., a Maryland corporation (the FUND), and Integrity Capital Advisors, Inc., a Delaware corporation (the MANAGER).

                                 W I T N E S S ET H


      WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT); and

      WHEREAS, the shares of beneficial interest of the Fund are divided into separate series or portfolios (each, a PORTFOLIO), each of which is established pursuant to a resolution of the Board of Directors of the Fund, and the Board of Directors may from time to time terminate such Portfolios or establish and terminate additional Portfolios; and

      WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT); and

      WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory and-supervisory services to the Fund and the Fund also desires to avail itself of the facilities available from the Manager with respect to the administration of the Fund's day to day business affairs, and the Manager is willing to render or contract for such investment advisory, supervisory and administrative services;

      NOW, THEREFORE, the parties agree as follows:

1. APPOINTMENT OF MANAGER. The Fund hereby appoints the Manager to act as manager of the Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into sub-advisory agreements (SUB-ADVISORY AGREEMENTS) with registered investment advisers (each a SUB-ADVISER and collectively the SUB-ADVISERS) pursuant to which the Manager delegates to the Sub-Advisers its obligations for providing investment advisory and certain other services in connection with one or more of the Portfolios; provided, that the Manager, and not the Fund, shall be responsible for any compensation payable under the Sub-Advisory Agreements. Any such Sub-Advisory Agreement may be entered into by the Manager on such terms and in such manner as may be permitted by the 1940 Act and the rules thereunder. For each Portfolio for which the Manager has entered into a Sub-Advisory

      Agreement, the Sub-Adviser shall have the primary responsibility for providing investment advisory services as setforth in Section 2 and shall be responsible for broker-dealer selection as set forth in Section 3 and maintaining books and records as set forth in Section 4, and the Manager will have supervisory responsibility for investment advisory services furnished by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Manager will review the performance of each Sub-Adviser and make recommendations to the Board of Directors of the Fund with respect to the retention and renewal of Sub-Advisory Agreements.

2. Investment Advisory Services. Subject to the supervision of the Fund's Board of Directors, the Manager will provide a continuous investment program for each Portfolio and determine the composition of the assets of each Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in such Portfolio's holdings. The Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for such Portfolio, when these transactions should be executed, and what portion of the assets of such Portfolio should be held in the various securities and other investments in which it may invest, and the Manager is hereby authorized to execute and perform such services, or to arrange for execution and performance of such services, on behalf of each Portfolio. To the extent, if any, permitted by the investment policies of a Portfolio, the Manager shall make determinations as to and execute and perform futures contracts and options on behalf of such Portfolio. The Manager will provide the services under this Agreement in accordance with each Portfolio's investment objective or objectives, policies, procedures and restrictions as stated in the Fund's Registration Statement, as amended from time to time (the REGISTRATION STATEMENT), filed with the Securities and Exchange Commission (the SEC) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio.

            The Manager further agrees as follows:

            (a) The Manager will manage each Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by such Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Manager shall be entitled to receive and act upon advice of counsel.

            (b) In undertaking its duties under this Agreement, the Manager will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

            (c) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Portfolio as well as of the Manager's or the Manager's affiliates' other investment advisory clients, the Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Manager will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Manager's judgment in the exercise of the Manager's fiduciary obligations to the Fund and to such other clients.

            (d) In connection with the purchase and sale of securities for each Portfolio, the Manager will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmations, trade tickets (which shall state industry classifications unless the Manager has previously furnished a list of classifications for portfolio securities), and other documents and information, including, but not limited to, Cusip or other numbers that identify securities to be purchased or sold on behalf of each Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Manager for a Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to such Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Manager will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agents.

            (e) The Manager will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Manager, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of each Portfolio. The Manager shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Manager's duty to monitor such determinations. The Manager will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of each Portfolio for which the Agent seeks assistance from or identifies for review by the Manager.

            (f) The Manager will make available to the Fund, promptly upon request, all of each Portfolio's investment records and ledgers maintained by the Manager as are necessary to assist the Fund to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

            (g) The Manager will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for each Portfolio and the issuers and securities represented in each Portfolio's securities holdings, including a schedule of the investments and other assets held in such Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors may reasonably request, including statistical information with respect to the Portfolio's securities.

3. BROKER-DEALER SELECTION. The Manager is responsible for decisions to buy or sell securities and other investments for each Portfolio, broker-dealer and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions, the Manager may employ or deal with such broker-dealers or futures commission merchants as may, in the Manager's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Manager shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Manager's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to such

      Portfolio and to the other clients as to which the Manager exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule lla2-2('I') thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Manager may engage its affiliates, or any Sub-Adviser to the Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio.

4. BOOKS AND RECORDS. The Manager shall keep the Fund's books and records required to be maintained by it pursuant to this Agreement, the 1940 Act or otherwise. The Manager agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager hereunder.

5.    ADMINISTRATIVE AND SUPERVISORY SERVICES.

      (a) The Manager will coordinate all matters relating to the functions of the Portfolios' Sub-Advisers, Agents, accountants, attorneys, and other parties performing services or operational functions for the Portfolios.

      (b) The Manager will furnish without cost to the Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Fund's needs.

      (c) The Manager will provide, without remuneration from or other cost to the Fund, the services of a sufficient number of individuals competent to perform all of the Fund's executive, administrative and clerical functions as are necessary to ensure compliance with federal securities laws as well as other applicable laws and to provide effective supervision and administration of the Portfolios and which are not performed by employees or other agents engaged by the Fund or by the Manager acting in some other capacity pursuant to a separate agreement or arrangement with the Fund. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected without any remuneration from the Fund.

      (d) The Manager will assist in the preparation of all periodic reports to the shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund's shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

      (e) The Manager shall prepare and, after approval by the Fund, file and arrange for the distribution of proxy materials and periodic reports to Fund shareholders as required by applicable law.

      (f) The Manager shall prepare, or cause the preparation of, and, after approval by the Fund, arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law.

      (g) The Manager shall take such other action with respect to the Portfolios, after approval by the Fund, as may bc required by applicable law, including without limitation the rules and regulations of the SEC and of state securities or insurance commissions and other regulatory agencies.

      (h) The Manager shall make its officers and employees available to the Board of Directors and officers of the Fund and Sub-Advisers for consultation and discussions regarding the supervision and administration of the Portfolios.

6.    EXPENSES.

      (a) During the term of this Agreement, the Manager shall pay, or cause a Sub-Adviser to pay, the-following expenses:

            (i) The salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Directors who are not "interested persons" (within the meaning of the 1940 Act) of the Fund, the Manager, National Integrity Life Insurance Company ("National Integrity"), or any Sub-Adviser;

            (ii) All expenses reasonably incurred by the Manager in connection with providing the services described above, including the provision of office space, office equipment, office facilities, and executive, administrative and clerical personnel in accordance with paragraph 2(i) hereof, but excluding the expenses described below to be assumed by the Fund;

            (iii) The fees of the Sub-Advisers pursuant to the Sub-Advisory
                  Agreements; and

            (iv) The costs and expenses payable by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

      (b) Each Portfolio is responsible for and bears all expenses incurred in its operation that are not specifically assumed by the Manager or Integrity Financial Services, Inc., the Fund's distributor, pursuant to the Distribution Agreement with the Fund. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios will be allocated among the Portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board shall determine to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following):

            (i) The cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith;

            (ii) Investment management fees due hereunder (but not sub-advisory fees, which are payable by the Manager);

            (iii)  Organizational expenses;

            (iv) Filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal or state securities laws and maintenance of such registrations and qualifications;

            (v) Fees and expenses payable to the Directors who are not "interested persons" of the Fund or the Manager, National Integrity or any Sub-Adviser;

            (vi) Taxes (including any income or franchise taxes) and governmental fees;

            (vii) Costs of any liability, directors' and officers', uncollectible items of deposit and other insurance and fidelity bonds;

            (viii) Legal, accounting and auditing expense;

            (ix)   Charges of custodians, transfer agents and other agents;

            (x) Expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders;

            (xi) Any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio;

            (xii) Fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and

            (xiii) Costs of meetings of shareholders.

      (c) In the event the expenses of the Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any applicable jurisdictions, the compensation due the Manager hereunder will be reduced by the amount of such excess. If such excess amount exceeds the compensation payable to the Manager hereunder, the Manager will not be required to make any additional payments to the Fund in reimbursement of such expenses.

7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each Portfolio will pay to the Manager as full compensation therefor a fee as set forth below. This fee will be deducted from the assets of the respective Portfolio and paid to the Manager monthly, but will be accrued daily for purposes of determining the value of each Portfolio on each day the New York Stock Exchange is open for trading. Any reduction in the fee payable pursuant to paragraph 6(c) shall be made monthly, and will be subject to readjustment during the year.

                                                      Annual Percentage of
                                                      Average Net Assets Paid By
Name of Portfolio                                     Portfolio to Manager
-----------------                                     --------------------
Zweig Asset Allocation Portfolio                           .90%

Harris Bretall Sullivan & Smith
Equity Growth Portfolio                                    .65%

Scudder Kemper Value Portfolio                             .65%

Zweig Equity (Small Cap) Portfolio                        1.05%

8. LIABILITY. Except as may otherwise be required by the 1940 Act and the rules and regulations thereunder, the Manager, any of its affiliated persons and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Manager, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under this Agreement.

9. TERM. Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund or any Portfolio thereof (with respect to such Portfolio) at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Portfolio, or by the Manager at any time, without the payment of any penalty, upon not less than 60 days' prior written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. NON-EXCLUSIVITY. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

11. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

12. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (I) to the Manager at 515 West Market Street, 8th Floor, Louisville, KY 40202, Attention: President; or (2) to the Fund at 515 West Market Street, 8th Floor, Louisville, KY 40202,
      Attention: President.

13. CHOICE OF LAW. This Agreement is made and to be principally performed in the State of New York, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

14. SEPARATE SERIES. The Fund is a corporation organized under the Maryland General Corporation Law on July 22, 1992. The Fund is a corporation with separate series, or Portfolios, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Fund as a whole.

1. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

16. COUNTERPARTS. This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original, and all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          THE LEGENDS FUND, INC.



                                          By __________________________

                                          INTEGRITY CAPITAL ADVISORS, INC.


                                          By __________________________

                                                                 EXHIBIT B-1

                                      FORM OF
                               SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ day of __________, 1998, between Integrity Capital Advisors, Inc. (MANAGER), a Delaware corporation, and _______________________, a ______________________corporation.

WHEREAS, Manager, a wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated _________________(the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the Fund), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the __________________________________Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .40% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.


SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.


SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

The Sub-Adviser acknowledges that a fundamental marketing feature of the variable annuity contracts and certificates offered through Integrity Life Insurance Company (INTEGRITY)and National Integrity Life Insurance Company (NATIONAL INTEGRITY), a wholly-owned subsidiary of Integrity, under which contributions may be allocated to separate accounts of Integrity and National Integrity for the purchase of shares of the Portfolio is the fact that the Sub-Adviser provides investment advisory services to the Portfolio. In recognition thereof and of the costs incurred by the Fund and Manager in establishing the Portfolio and registering the Fund as an investment company, the Sub-Adviser agrees that from the date of this Agreement until the earlier of
(i) six months after the date Integrity and National Integrity begin offering to the public variable annuity contracts and certificates funded in whole or in part by the Portfolio or (ii) May 31, 1993, the Sub-Adviser and the Sub-Adviser's affiliates shall not provide investment advisory services to any registered investment company or portfolio thereof which has investment objectives and policies substantially similar to those of the Portfolio and which serves as a funding vehicle for any variable annuity product (excluding advisory arrangements in existence on the date of this Agreement) without the prior written approval of the Fund, Integrity and National Integrity. The Sub-Adviser acknowledges that a breach of this provision may irreparably harm the Fund, Integrity or National Integrity. In the event of a breach of this provision, the Fund, Integrity or National Integrity shall be entitled to injunctive relief, to enforcement by specific performance of this Agreement, and to actual and punitive damages.

The Sub-Adviser further acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "Harris Bretall Sullivan & Smith" (the SUB-ADVISER'S
NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser, and the Sub-Adviser's name in the name of the Portfolio is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Sub-Adviser or any of its successors or assigns from using or permitting the use of the Sub-Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner, except for the six month period as described in the first paragraph of this Section.

Manager acknowledges that the Fund shall use the Sub-Adviser's name in the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and that the Fund's rights in the Sub-Adviser's name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio, then Fund at its own expense, upon the Sub-Adviser's written request:

(i) shall cease to use the Sub-Adviser's name, or any combination thereof as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio; and

(ii) shall use its best efforts to cause the Fund's officers and directors to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser all rights which the Fund may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the

Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.



SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

INTEGRITY CAPITAL ADVISORS, INC.


By:
   ---------------------------------


Attest:
       -----------------------------


[SUB-ADVISER]


By:
   ---------------------------------


Attest:
       -----------------------------

                                                                 EXHIBIT B-2

                                       FORM OF
                                SUB-ADVISORY AGREEMENT

AGREEMENT, made this ___ day of __________, 1998, between Integrity Capital Advisors, Inc. (MANAGER), a Delaware corporation, and Zweig/Glaser Advisers, a New York partnership

WHEREAS, Manager, a wholly-owned subsidiary of ARM Financial Group, Inc., is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

WHEREAS, the Sub-Adviser is an investment adviser registered under the Advisers Act;

WHEREAS, pursuant to a Management Agreement dated _________________ (the MANAGEMENT AGREEMENT), Manager acts as Investment Manager to The Legends Fund, Inc. (the Fund), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT);

WHEREAS, the Fund is authorized to issue multiple series of shares, each such series representing a separate portfolio of securities and investments; and

WHEREAS, Manager desires to retain the Sub-Adviser to furnish investment advisory services to the Zweig Equity (Small Cap) Portfolio of the Fund (the PORTFOLIO), and the Sub-Adviser is willing to accept such appointment on the terms and conditions set forth herein.

NOW, THEREFORE, based on the premises and the consideration set forth herein, Manager and the Sub-Adviser agree as follows:

SECTION 1. INVESTMENT ADVISORY SERVICES.

Subject to the supervision of the Fund's Board of Directors and Manager, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Sub-Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (SEC). Manager agrees to supply the Sub-Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Sub-Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Sub-Adviser shall be entitled to receive and act upon advice of counsel to the Fund, counsel to Manager or counsel to the Sub-Adviser, provided the Sub-Adviser's counsel is acceptable to Manager.

(b) In undertaking its duties under this Agreement, the Sub-Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

(c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Sub-Adviser's or the Sub-Adviser's affiliates' other investment advisory clients, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Sub-Adviser's judgment in the exercise of the Sub-Adviser's fiduciary obligations to the Fund and to such other clients.

(d) In connection with the purchase and sale of securities for the Portfolio, the Sub-Adviser, together with Manager, will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Sub-Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) Cusip or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Sub-Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Manager.

(e) The Sub-Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Sub-Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Sub-Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolios's securities shall not be reduced by the Sub-Adviser's duty to monitor such determinations. The Sub-Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Sub-Adviser.

(f) The Sub-Adviser will make available to the Fund and Manager, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Sub-Adviser as are necessary to assist the Fund and Manager to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(g) The Sub-Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Fund's Board of Directors with periodic and special reports with respect to the Portfolio as the Directors and Manager may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Sub-Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Manager on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

(h) The Sub-Adviser will provide information and reports to Manager as Manager shall reasonably request to enable it to review the performance of the Sub-Adviser under this Agreement.

SECTION 2. BROKER-DEALER SELECTION.

The Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Sub-Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Sub-Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Sub-Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 ACT), the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Sub-Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Portfolio and to the Sub-Adviser's other clients as to which the Sub-Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Sub-Adviser may engage its affiliates, Manager and its affiliates or any other sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

SECTION 3. RECORDS, REPORTS, ETC.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which the Sub-Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Manager's request or upon termination of this Agreement, although the Sub-Adviser may, at the Sub-Adviser's own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

SECTION 4. PAYMENT OF EXPENSES.

The Sub-Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement.

SECTION 5. COMPENSATION FOR SERVICES.

Manager will pay to the Sub-Adviser a monthly sub-advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .80% of the average daily net assets of the Portfolio from the management fee actually received by Manager from the Fund; provided, however, that the sub-advisory fee shall be reduced proportionately if the management fee actually paid to Manager by the Portfolio shall have been reduced as a result of applicable state expense limitations or fee waivers agreed to in writing by the Sub-Adviser. The sub-advisory fee shall be computed, accrue and be payable in the same manner as the management fee which is payable by the Fund to Manager pursuant to the Management Agreement and as specified in the Fund's Registration Statement.

SECTION 6. LIABILITY FOR SERVICES.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund and Manager agree that the Sub-Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Sub-Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

SECTION 7. INDEMNIFICATION BY SUB-ADVISER.

The Sub-Adviser agrees to indemnify and hold harmless Manager against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Manager may become subject arising out of or based on the breach or alleged breach by the Sub-Adviser of any provisions of this Agreement; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Manager's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Manager of its duties. The foregoing indemnification shall be in addition to any rights that Manager may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Manager, be controlled by Manager or be under common control with Manager and its affiliates, directors, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of Manager's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 8. INDEMNIFICATION BY MANAGER.

Manager agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach or alleged breach by Manager of any provisions of this Agreement or the Management Agreement, or any wrongful action or alleged wrongful action by Manager or its affiliates in the distribution of the Fund's shares, or any wrongful action or alleged wrongful action by the Fund other than wrongful action or alleged wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that Manager shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Manager and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. Manager's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and each such person's respective affiliates, directors, officers, employees and agents. Manager's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, directors, officers, employees or agents.

SECTION 9. NOTICE AND DEFENSE OR PROCEEDINGS, ETC.

Promptly after receipt by a party indemnified under paragraph 7 or 8 above of notice of the commencement of any action, proceeding or investigation for which indemnification will be sought, such indemnified party shall promptly notify the indemnifying party in writing; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may otherwise have to any indemnified party unless such omission results in actual material prejudice to the indemnifying party. In case any action or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, individually or jointly with any other indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of any action or proceeding, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not elect to assume the defense of any action or proceeding, the indemnifying party on a monthly basis shall reimburse the indemnified party for the legal fees and expenses incurred by the indemnified party for continuing its defense thereof. Regardless of whether or not the indemnifying party shall have assumed the defense of any action or proceeding, the indemnified party shall not settle or compromise the action or proceeding without the prior written consent of the indemnifying party.



SECTION 10. REPRESENTATIONS AND WARRANTIES; COVENANTS.

(a) The Sub-Adviser hereby represents and warrants as follows:

(i) The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser has all requisite authority to enter into, execute, deliver and perform the Sub-Adviser's obligations under this Agreement;

(iii) The Sub-Adviser's performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject; and

(iv) The Sub-Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Sub-Adviser and the Portfolio or information relating, directly or indirectly, to the Sub-Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Sub-Adviser to the Fund specifically for use therein or, if written information was not provided, which the Sub-Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(b) The Sub-Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

(i) The Sub-Adviser shall maintain the Sub-Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

(ii) The Sub-Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Sub-Adviser is then subject;

(iii) The Sub-Adviser shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law;

(iv) The Sub-Adviser shall promptly notify Manager and the Fund upon the occurrence of any event that might disqualify or prevent the Sub-Adviser from performing its duties under this Agreement. The Sub-Adviser further agrees to notify Manager and the Fund promptly with respect to written material that has been provided to the Fund or Manager by the Sub-Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Sub-Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading; and

(v) If the Sub-Adviser is a partnership, the Sub-Adviser shall notify the Fund and Manager of any change in membership within a reasonable time after such change.


SECTION 11. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

The Sub-Adviser acknowledges that a fundamental marketing feature of the variable annuity contracts and certificates offered through Integrity Life Insurance Company (INTEGRITY)and National Integrity Life Insurance Company (NATIONAL INTEGRITY), a wholly-owned subsidiary of Integrity, under which contributions may be allocated to separate accounts of Integrity and National Integrity for the purchase of shares of the Portfolio is the fact that the Sub-Adviser provides investment advisory services to the Portfolio. In recognition thereof and of the costs incurred by the Fund and Manager in establishing the Portfolio and registering the Fund as an investment company, the Sub-Adviser agrees that from the date of this Agreement until the earlier of (i) six months after the date Integrity and National Integrity begin offering to the public variable annuity contracts and certificates funded in whole or in part by the Portfolio or (ii) ______________, 199__, the Sub-Adviser and the Sub-Adviser's affiliates shall not provide investment advisory services to any registered investment company or portfolio thereof which has investment objectives and policies substantially similar to those of the Portfolio and which serves as a funding vehicle for any variable annuity product (excluding advisory arrangements in existence on the date of this Agreement) without the prior written approval of the Fund, Integrity and National Integrity. The Sub-Adviser acknowledges that a breach of this provision may irreparably harm the Fund, Integrity or National Integrity. In the event of a breach of this provision, the Fund, Integrity or National Integrity shall be entitled to injunctive relief, to enforcement by specific performance of this Agreement, and to actual and punitive damages.

The Sub-Adviser further acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Manager and its affiliates; that the Fund, Manager and its affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.

Manager acknowledges that "Zweig" (the SUB-ADVISER'S NAME) is distinctive in connection with investment advisory and related services provided by the Sub-Adviser, the Sub-Adviser's name is a property right of the Sub-Adviser and/or the individual whose name is part of the Sub-Adviser's name, and the Sub-Adviser's name in the name of the Portfolio is understood to be used by the Fund with the Sub-Adviser's consent. The Sub-Adviser hereby grants to the Fund a non-exclusive license to use the Sub-Adviser's name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as (i) the Sub-Adviser shall be retained as the investment sub-adviser of the Portfolio pursuant to the terms of this Agreement, and (ii) the principal shall continue to be affiliated with the Sub-Adviser. Any such use by the Fund shall in no way prevent the Sub-Adviser or its principal or any of its or his successors or assigns from using or permitting the use of the Sub-Adviser's or the principal's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business in any manner, except for the six month period as described in the first paragraph of this Section.

Manager acknowledges that the Fund shall use the Sub-Adviser's and principal's names in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Sub-Adviser and its principal and that the Fund's rights in the Sub-Adviser's and principal's name are limited to its use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Sub-Adviser shall cease to be the investment sub-adviser of the Portfolio or the principal shall cease to be affiliated with the Sub-Adviser, then Fund at its own expense, upon the Sub-Adviser's or the principal's written request:

(i) shall cease to use the Sub-Adviser's or principal's name, as the case may be, or any combination thereof as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that the Sub-Adviser has ceased to be the investment sub-adviser of the Portfolio or that the principal has ceased to be affiliated with the Sub-Adviser, as the case may be; and

(iii) shall use its best efforts to cause the Fund's officers and directors to take any all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Sub-Adviser or the principal all rights which the Fund may have to such name. Manager agrees to take any all actions as may be necessary or desirable to effect the foregoing.

The Sub-Adviser hereby agrees and consents to the use of the Sub-Adviser's name and that of the principal upon the foregoing terms and conditions.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT, WAIVER.

This Agreement supersedes all prior agreements between the parties and constitutes the entire agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

SECTION 13. EFFECTIVENESS AND DURATION OF AGREEMENT.

Unless sooner terminated, this Agreement shall continue in effect for two years and thereafter for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Sub-Adviser, Manager or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 14. TERMINATION OF AGREEMENT, ASSIGNMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Adviser or by Manager, upon sixty (60) days' written notice from the terminating party to the other party and to the Fund, or by the Fund, upon sixty (60) days written notice to the Sub-Adviser and Manager, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

This Agreement shall automatically terminate in the event of its assignment or the termination of the

Management Agreement pertaining to the Portfolio. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto.

The provisions of paragraphs 6, 7, 8, 9 and 11 shall survive the termination of this Agreement, except that if Manager or the Fund terminates the Agreement, the first paragraph of Section 11 shall not survive termination.

SECTION 15. DEFINITIONS.

The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 16. CONCERNING APPLICABLE PROVISIONS OF LAW.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control. This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

SECTION 17. COUNTERPARTS.

This Agreement may be executed in counterparts, and each counterpart shall for all purposes be deemed an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, authorized officers of Manager and the Sub-Adviser have executed this Agreement as of the day and year first written above.

INTEGRITY CAPITAL ADVISORS, INC.


By:
   ---------------------------------


Attest:
       -----------------------------


ZWEIG/GLASER ADVISERS


By:
   ---------------------------------


Attest:
       -----------------------------

                                                                     EXHIBIT C-1
                                       FORM OF
                              INTERIM ADVISORY AGREEMENT


      AGREEMENT made this __th day of _____, 1998, between The Legends Fund, Inc. (the "Fund"), a Maryland corporation, and ___________________________,
(ADVISER), a _________ corporation.

      WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

      WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT), which consists of several separate investment portfolios or series including the ___________________ Portfolio (the PORTFOLIO);

      WHEREAS, the Adviser has served as sub-adviser to the Portfolio pursuant to a Sub-Advisory Agreement, dated __________, between the Adviser and Integrity Capital Advisors, Inc., ("Integrity") which agreement has been terminated;

      WHERESAS, the Fund desires to retain the Adviser , and the adviser desires to accept such appointment, to furnish investment advisory services to the Portfolio on the terms and conditions set forth herein;

      NOW, THEREFORE, based on the premises and the consideration set forth herein, the Fund, on behalf of the Portfolio, and the Adviser agree as follows:

                      SECTION 1.  INVESTMENT ADVISORY SERVICES.

      The Fund hereby appoints the Adviser to act as investment adviser to the Portfolio for the period and on the terms set forth herein, and the Adviser hereby accepts such appointment. Subject to the supervision of the Fund?s Board of Directors, the Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission
(SEC). The Fund will supply the Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Adviser further agrees as follows:

      (a) The Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Adviser, provided the Adviser's counsel is acceptable to the Fund.

      (b) In undertaking its duties under this Agreement, the Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

      (c) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Adviser's or the Adviser's affiliates' other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Adviser's judgment in the exercise of the Adviser's fiduciary obligations to the Fund and to such other clients.

      (d) In connection with the purchase and sale of securities for the Portfolio, the Adviser will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) CUSIP or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depositary Trust Company, the Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Integrity.

      (e) The Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Adviser's duty to monitor such determinations. The Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Adviser.

      (f) The Adviser will make available to the Fund and Integrity, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Adviser as are necessary to assist the Fund to comply with requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

      (g) The Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Funds' Board of Directors with periodic and special reports with respect to the Portfolio as the Directors may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Integrity on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

      (h) The Adviser will provide information and reports to Fund as Fund shall reasonably request to enable it to review the performance of the Adviser under this Agreement.

                         SECTION 2.  BROKER-DEALER SELECTION.

      The Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934
ACT), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio and to the Adviser's other clients as to which the Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates, Integrity and its affiliates or any other adviser or sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

                          SECTION 3.  RECORDS, REPORTS, ETC.

      In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which the Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request or upon termination of this Agreement, although the Adviser may, at the Adviser's own expense, make and retain a copy of such records. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

                           SECTION 4.  PAYMENT OF EXPENSES.

      The Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Portfolio shall bear all expenses incurred in its operations that are not assumed by its principal underwriter or affiliates of its principal underwriter.

                        SECTION 5.  COMPENSATION FOR SERVICES.

      The Portfolio will pay to the Adviser a monthly advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .__% of the average daily net assets of the Portfolio. The fee will be deducted from the assets of the Portfolio and paid to the Adviser monthly, but will be accrued for purposes of determining the value of the Portfolio on each day the New York Stock Exchange is open for trading. The fee shall be reduced to the extent necessary as a result of applicable state expense limitations or fee waivers agreed to in writing by the Adviser.

                         SECTION 6.  LIABILITY FOR SERVICES.

      Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund agrees that the Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of reckless disregard of the Adviser's obligations and duties under this Agreement.

                SECTION 7.  REPRESENTATIONS AND WARRANTIES; COVENANTS.

      (a)   The Adviser hereby represents and warrants as follows:

            (i) The Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

            (ii) The Adviser has all requisite authority to enter into, execute, deliver and perform the Adviser's obligations under this Agreement;

            (iii) The Adviser's performance of its obligations under this
                  Agreement does not conflict with any law, regulation or order to which the Adviser is subject; and

            (iv) The Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Adviser and the Portfolio or information relating, directly or indirectly, to the Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Adviser to the Fund specifically for use therein or, if written information was not provided, which the Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

      (b) The Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

            (i) The Adviser shall maintain the Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

            (ii) The Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Adviser is then subject;

            (iii) The Adviser shall at all times fully comply with the Advisers
                  Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

            (iv) The Adviser shall promptly notify the Fund upon the occurrence of any event that might disqualify or prevent the Adviser from performing its duties under this Agreement. The Adviser further agrees to notify the Fund promptly with respect to written material that has been provided to the Fund by the Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading.

                 SECTION 8. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

      The Adviser acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Integrity and its affiliates; that the Fund, Integrity and its affiliates have the right to use such names, abbreviations and logos; and that the Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Adviser's performance of its duties hereunder.

      The Fund acknowledges that "__________________" (the Adviser's name) is distinctive in connection with investment advisory and related services provided by the Adviser, the Adviser's name is a property right of the Adviser, and the Adviser's name in the name of the Portfolio are understood to be used by the Fund with the Adviser's consent. The Adviser hereby grants to the Fund a non-exclusive license to use the Adviser?s name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as the Adviser shall be retained as the investment adviser of the Portfolio pursuant to the terms of this Agreement. Any such use by the Fund shall in no way prevent the Adviser or any of its successors or assigns from using or permitting the use of the Adviser's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business.

      The Fund shall use the Adviser's name in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Adviser and that the Fund's rights in the Adviser's name are limited to their use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Adviser shall cease to be the investment adviser of the Portfolio, then the Fund at its own expense, upon the Sub- Adviser?s written request:

            (i) shall cease to use the Adviser's name as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

            (ii) shall on all letterheads and other materials designed to be read or used by salespersons, distributors or investors, state in a prominent position and prominent type that the Adviser has ceased to be the investment adviser of the Portfolio; and

            (iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Adviser all rights which the Fund may have to such name. The Fund agrees to take any and all actions as may be necessary or desirable to effect the foregoing.

      The Adviser hereby agrees and consents to the use of the Adviser's name upon the foregoing terms and conditions.




                   SECTION 9. ENTIRE AGREEMENTS; AMENDMENT, WAIVER.

      This Agreement supersedes all prior agreements between the parties and constitutes the entire Agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing singed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

                 SECTION 10. EFFECTIVENESS AND DURATION OF AGREEMENT.

      Unless sooner terminated, this Agreement shall continue in effect until the earlier to occur of (i) the second anniversary of the effective date hereof or (ii) the date on which alternative arrangements for investment advisory services for the Portfolio shall have been approved both by the Fund's Board of Directors and the Portfolio's shareholders in accordance with the 1940 Act. Unless sooner terminated, this Agreement shall continue in effect after the term specified clause (i) of the preceding sentence for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

                  SECTION 11. TERMINATION OF AGREEMENT, ASSIGNMENT.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser upon sixty (60) days' written notice to the Fund, or by the Fund, upon sixty (60) days written notice to the Adviser, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

      This Agreement shall automatically terminate in the event of its assignment. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto. The provisions of paragraphs 6 and 8 shall survive the termination of this Agreement.

                               SECTION 12. DEFINITIONS.

      The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings give such terms in the 1940 Act and the rules and regulations thereunder.

                 SECTION 13. CONCERNING APPLICABLE PROVISIONS OF LAW.

      This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

      This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

                              SECTION 14. COUNTERPARTS.

      This Agreement may be executed in counterparts, and each counterpart shall for all purposed be deemed an original, and all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, authorized officers of the Fund and the Adviser have executed this Agreement as of the day and year first written above.

THE LEGENDS FUND, INC.                    [ADVISER]


By:_________________________              By: _________________________


Attest: ____________________              Attest:______________________

                                                                     EXHIBIT C-2

                                       FORM OF
                              INTERIM ADVISORY AGREEMENT


      AGREEMENT made this __th day of _____, 1998, between The Legends Fund, Inc. (the "Fund"), a Maryland corporation, and Zweig/Glaser Advisers, (ADVISER), a New York partnership.

      WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the ADVISERS ACT);

      WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 ACT), which consists of several separate investment portfolios or series including the ___________________ Portfolio (the PORTFOLIO);

      WHEREAS, the Adviser has served as sub-adviser to the Portfolio pursuant to a Sub-Advisory Agreement, dated __________, between the Adviser and Integrity Capital Advisors, Inc., ("Integrity") which agreement has been terminated;

      WHEREAS, the Fund desires to retain the Adviser , and the adviser desires to accept such appointment, to furnish investment advisory services to the Portfolio on the terms and conditions set forth herein;

      NOW, THEREFORE, based on the premises and the consideration set forth herein, the Fund, on behalf of the Portfolio, and the Adviser agree as follows:

                      SECTION 1.  INVESTMENT ADVISORY SERVICES.

      The Fund hereby appoints the Adviser to act as investment adviser to the Portfolio for the period and on the terms set forth herein, and the Adviser hereby accepts such appointment. Subject to the supervision of the Fund?s Board of Directors, the Adviser will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash, and other investments contained in the Portfolio's holdings. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent, if any, permitted by the investment policies of the Portfolio, the Adviser shall make determinations as to and execute and perform futures contracts and options on behalf of the Portfolio. The Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission
(SEC). The Fund will supply the Adviser with a copy of the Registration Statement and each amendment thereto (the Registration Statement as amended from time to time hereinafter referred to as the REGISTRATION STATEMENT) and any other documents that set forth investment policies, procedures or restrictions governing the Portfolio and to notify the Adviser in writing of any changes in the investment objectives, policies, procedures and restrictions governing the Portfolio.

The Adviser further agrees as follows:

      (a) The Adviser will manage the Portfolio (i) so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the CODE), and (ii) so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the Fund or counsel to the Adviser, provided the Adviser's counsel is acceptable to the Fund.

      (b) In undertaking its duties under this Agreement, the Adviser will comply with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Directors of which it has notice and the provisions of the Registration Statement.

      (c) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as of the Adviser's or the Adviser's affiliates' other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, the Adviser will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner that is fair and equitable in the Adviser's judgment in the exercise of the Adviser's fiduciary obligations to the Fund and to such other clients.

      (d) In connection with the purchase and sale of securities for the Portfolio, the Adviser will arrange for the transmission to the custodian, transfer agent, dividend disbursing agent and recordkeeping agent for the Fund (such custodian and agent or agents hereinafter referred to as the AGENT), on a daily basis, such confirmation, trade tickets (which shall state industry classifications unless the Adviser has previously furnished a list of classifications for portfolio securities), and other documents and information, including (but not limited to) CUSIP or other numbers that identify securities to be purchased or sold on behalf of the Portfolio and, with respect to mortgage derivative and asset-backed securities purchased by the Adviser for the Portfolio, 1066Q reports and supplemental information as required to be available pursuant to IRS Publication 938, as may be reasonably necessary to enable the Agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio. With respect to portfolio securities to be purchased or sold through the Depositary Trust Company, the Adviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's Agent, and if requested, Integrity.

      (e) The Adviser will monitor on a daily basis, by review of daily pricing reports provided by the Agent to the Adviser, the determination by the Agent for the Fund of the valuation of portfolio securities and other investments of the Portfolio. The Adviser shall not be obligated to independently verify the Agent's pricing determinations, and the Agent's responsibility for accurate pricing determinations of the value of the Portfolio's securities shall not be reduced by the Adviser's duty to monitor such determinations. The Adviser will assist the Agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Agent seeks assistance from or identifies for review by the Adviser.

      (f) The Adviser will make available to the Fund and Integrity, promptly upon request, all of the Portfolio's investment records and ledgers maintained by the Adviser as are necessary to assist the Fund to comply with requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

      (g) The Adviser will provide reports, which may be prepared by the Agent, to the Fund's Board of Directors for consideration at meetings of the Board on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's securities holdings, including a schedule of the investments and other assets held in the Portfolio and a statement of all purchases and sales for the Portfolio since the last such statement, and will furnish the Funds' Board of Directors with periodic and special reports with respect to the Portfolio as the Directors may reasonably request, including statistical information with respect to the Portfolio's securities. In addition, the Adviser will make available at each meeting of the Board of Directors, either in person or by telephone conference call as instructed by Integrity on behalf of the Board of Directors of the Fund, an appropriate person to discuss the investment performance of the Portfolio.

      (h) The Adviser will provide information and reports to Fund as Fund shall reasonably request to enable it to review the performance of the Adviser under this Agreement.

                         SECTION 2.  BROKER-DEALER SELECTION.

      The Adviser is responsible for decisions to buy and sell securities and other investments for the Portfolio, broker-dealer and futures commission merchant selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing portfolio transactions the Adviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Adviser's best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Adviser shall consider all relevant factors, including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Board of Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934
ACT), the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Adviser's having caused the Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Portfolio and to the Adviser's other clients as to which the Adviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Adviser may engage its affiliates, Integrity and its affiliates or any other adviser or sub-adviser to the Fund and its respective affiliates as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for the Portfolio.

                          SECTION 3.  RECORDS, REPORTS, ETC.

      In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which the Adviser maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request or upon termination of this Agreement, although the Adviser may, at the Adviser's own expense, make and retain a copy of such records. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by the Rule 204-2 under the Advisers Act for the period specified in the Rule.

                           SECTION 4.  PAYMENT OF EXPENSES.

      The Adviser shall assume and pay all of the costs and expenses of performing its obligations under this Agreement. The Portfolio shall bear all expenses incurred in its operations that are not assumed by its principal underwriter or affiliates of its principal underwriter.

                        SECTION 5.  COMPENSATION FOR SERVICES.

      The Portfolio will pay to the Adviser a monthly advisory fee (adjusted pro rata for any shorter applicable period) at an annual rate of .__% of the average daily net assets of the Portfolio. The fee will be deducted from the assets of the Portfolio and paid to the Adviser monthly, but will be accrued for purposes of determining the value of the Portfolio on each day the New York Stock Exchange is open for trading. The fee shall be reduced to the extent necessary as a result of applicable state expense limitations or fee waivers agreed to in writing by the Adviser.

                         SECTION 6.  LIABILITY FOR SERVICES.

      Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, and except as set forth in the next paragraph, the Fund agrees that the Adviser, any of its affiliated persons, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls the Adviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of reckless disregard of the Adviser's obligations and duties under this Agreement.

                SECTION 7.  REPRESENTATIONS AND WARRANTIES; COVENANTS.

      (a)   The Adviser hereby represents and warrants as follows:

            (i) The Adviser is registered with the SEC as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

            (ii) The Adviser has all requisite authority to enter into, execute, deliver and perform the Adviser's obligations under this Agreement;

            (iii) The Adviser's performance of its obligations under this
                  Agreement does not conflict with any law, regulation or order to which the Adviser is subject; and

            (iv) The Adviser has reviewed the Registration Statement for the Fund filed with the SEC, and with respect to the disclosure about the Adviser and the Portfolio or information relating, directly or indirectly, to the Adviser or the Portfolio which was made in reliance upon and in conformity with written information provided by the Adviser to the Fund specifically for use therein or, if written information was not provided, which the Adviser had the opportunity to review prior to filing with the SEC, such Registration Statement contains, as of its date, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

      (b) The Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

            (i) The Adviser shall maintain the Adviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

            (ii) The Adviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Adviser is then subject;

            (iii) The Adviser shall at all times fully comply with the Advisers
                  Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

            (iv) The Adviser shall promptly notify the Fund upon the occurrence of any event that might disqualify or prevent the Adviser from performing its duties under this Agreement. The Adviser further agrees to notify the Fund promptly with respect to written material that has been provided to the Fund by the Adviser for inclusion in the Registration Statement or prospectus for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information in the Registration Statement or Prospectus, or any amendment or supplement thereto, reviewed by the Adviser, in either case of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading.

                 SECTION 8. EXCLUSIVITY OF SERVICES AND USE OF NAMES.

      The Adviser acknowledges and agrees that the names THE LEGENDS FUND and PINNACLE, and abbreviations or logos associated with those names, are the valuable property of Integrity and its affiliates; that the Fund, Integrity and its affiliates have the right to use such names, abbreviations and logos; and that the Adviser shall use the names THE LEGENDS FUND and PINNACLE, and associated abbreviations and logos, only in connection with the Adviser's performance of its duties hereunder.

      The Fund acknowledges that "Zweig" (the Adviser's name) is distinctive in connection with investment advisory and related services provided by the Adviser, the Adviser's name is a property right of the Adviser and/or the individual whose name is part of the Adviser's name (the PRINCIPAL), and the Adviser's name in the name of the Portfolio are understood to be used by the Fund with the Adviser's consent. The Adviser hereby grants to the Fund a non-exclusive license to use the Adviser?s name in the name of the Portfolio upon the conditions hereinafter set forth; provided that the Fund may use such name only so long as (i) the Adviser shall be retained as the investment adviser of the Portfolio pursuant to the terms of this Agreement, and (ii) the principal shall continue to be affiliated with the Adviser. Any such use by the Fund shall in no way prevent the Adviser or its principal or any of its or his successors or assigns from using or permitting the use of the Adviser's or the principal's name along with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its business, whether or not the same directly competes or conflicts with the Fund or its business.

      The Fund shall use the Adviser's and principal's name in the name of the Portfolio for the period set forth herein in a manner not inconsistent with the interests of the Adviser and its principal and that the Fund's rights in the Adviser's and principal's name are limited to their use as a component of the Portfolio's name and in connection with accurately describing the activities of the Portfolio. In the event that the Adviser shall cease to be the investment adviser of the Portfolio or the principal shall cease to be affiliated with the Adviser, then the Fund at its own expense, upon the Adviser?s or the principal's written request:

(i) shall cease to use the Adviser's or principal's name, as the case may be, as part of the Portfolio's name or for any other commercial purpose (other than the right to refer to the Portfolio's former name in the Fund's Registration Statement, proxy materials and other Fund documents to the extent required under the 1940 Act);

(ii) shall on all letterheads and other materials designed to be read or used by salespersons, distributors or investors, state in a prominent position and prominent type that the Adviser has ceased to be the investment adviser of the Portfolio, or that the principal has ceased to be affiliated with the Adviser, as the case may be; and

(iii) shall use its best efforts to cause the Fund's officers and directors to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Adviser or the principal all rights which the Fund may have to such name. The Fund agrees to take any and all actions as may be necessary or desirable to effect the foregoing.

      The Adviser hereby agrees and consents to the use of the Adviser's name and that of its principal upon the foregoing terms and conditions.




                   SECTION 9. ENTIRE AGREEMENTS; AMENDMENT, WAIVER.

      This Agreement supersedes all prior agreements between the parties and constitutes the entire Agreement by the parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing singed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to the Portfolio until approved as required by the 1940 Act.

                 SECTION 10. EFFECTIVENESS AND DURATION OF AGREEMENT.

      Unless sooner terminated, this Agreement shall continue in effect until the earlier to occur of (i) the second anniversary of the effective date hereof or (ii) the date on which alternative arrangements for investment advisory services for the Portfolio shall have been approved both by the Fund's Board of Directors and the Portfolio's shareholders in accordance with the 1940 Act. Unless sooner terminated, this Agreement shall continue in effect after the term specified clause (i) of the preceding sentence for successive one year periods, provided that continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Directors of the Fund, including a majority of the Directors who are not interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

                  SECTION 11. TERMINATION OF AGREEMENT, ASSIGNMENT.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser upon sixty (60) days' written notice to the Fund, or by the Fund, upon sixty (60) days written notice to the Adviser, acting pursuant to a resolution adopted by a majority of the members of the Board of Directors who are not interested persons or by a vote of the holders of the lesser of (1) 67% of the Portfolio's voting shares present if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

      This Agreement shall automatically terminate in the event of its assignment. Termination of this Agreement shall not affect rights of the parties which have accrued prior thereto. The provisions of paragraphs 6 and 8 shall survive the termination of this Agreement.

                               SECTION 12. DEFINITIONS.

      The terms ASSIGNMENT and INTERESTED PERSON when used in this Agreement shall have the meanings give such terms in the 1940 Act and the rules and regulations thereunder.

                 SECTION 13. CONCERNING APPLICABLE PROVISIONS OF LAW.

      This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

      This Agreement shall be governed by the laws of the State of New York, without reference to principles of conflicts of law.

                              SECTION 14. COUNTERPARTS.

      This Agreement may be executed in counterparts, and each counterpart shall for all purposed be deemed an original, and all such counterparts shall together constitute one and the same instrument.

      IN WITNESS WHEREOF, authorized officers of the Fund and the Adviser have executed this Agreement as of the day and year first written above.

THE LEGENDS FUND, INC.                    ZWEIG/GLASER ADVISERS


By:_________________________              By: _________________________


Attest: ____________________              Attest:______________________

EXHIBIT D

OTHER MUTUAL FUNDS ADVISED BY HBSS WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO






                                NET ASSETS OF OTHER FUND          ANNUAL
OTHER FUNDS                          (IN MILLIONS)               FEE RATE
-----------                          -------------               --------

Saratoga Advantage Trust -
Large Cap Growth Fund                     $67                      .40%

Jones Heward American Fund                $15                      .42%

Harris Bretall Sullivan &
Smith Growth Equity Fund                  $12                      .75%


HBSS reimburses the Harris Bretall Sullivan & Smith Growth Equity Fund for expenses exceeding 1.29% of net assets.

EXHIBIT E

OTHER MUTUAL FUNDS ADVISED BY SKI WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE SCUDDER KEMPER VALUE PORTFOLIO


                                                                                                     NET ASSETS OF OTHER
OTHER FUND                                                       ANNUAL FEE RATE                     FUND(1) (IN MILLIONS)
----------                                                       ---------------                     ---------------------
                                                                 .75% to $250M
Kemper Contrarian Fund(2)                                        .72% next $750M                               $231
                                                                 .70% next $1.5B
Kemper-Dreman High Return Equity Fund(2)                         .68% next $2.5B                              $4345
                                                                 .65% next $2.5B
Kemper Small Cap Value Fund(2)                                   .64% next $2.5B
                                                                 .63% next $2.5B
                                                                 .62% thereafter                              $1300
                                                                 .75% to $500M
Scudder Large Company Value Fund                                 .65% next $500M
(formerly Scudder Capital Growth Fund)                           .60% next $500M
                                                                 .55% thereafter                              $2457

Scudder Value Fund                                               .70% of net assets                            $532

Scudder Small Company Value Fund                                 .75% of net assets(3)                         $291



     (1)  Net assets as of April 30, 1998.
     (2)  A portfolio of Kemper Value Fund, Inc.
     (3)  Subject to waivers and/or expense limitations.

EXHIBIT F

OTHER MUTUAL FUNDS ADVISED BY ZWEIG/GLASER WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE ZWEIG ASSET ALLOCATION PORTFOLIO

                                  NET ASSETS OF OTHER            ANNUAL
OTHER FUND                         FUND (IN MILLIONS)           FEE RATE
----------                         ------------------           --------

Zweig Strategy Fund                         $1,331.5               0.75%


OTHER MUTUAL FUNDS ADVISED BY ZWEIG/GLASER WITH A SIMILAR INVESTMENT OBJECTIVE TO THAT OF THE ZWEIG EQUITY (SMALL CAP) PORTFOLIO

                                   NET ASSETS OF OTHER           ANNUAL
OTHER FUND                         FUND (IN MILLIONS)           FEE RATE
----------                         ------------------           --------

Zweig Appreciation Fund                        $624.0              1.00%


              INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES IN THIS MANNER / / USING BLUE OR BLACK INK OR DARK PENCIL.
                                                         PLEASE DO NOT USE RED INK
-------------------------------------------------------------------------------------------------------------------------

THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT HOLDER.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS,  PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.


                                                                                      FOR             AGAINST           ABSTAIN


 1    To approve or disapprove the new management agreement between the Fund          / /               / /               / /
      and Integrity Capital Advisors, Inc. (the "Manager")


 2    (a)  To approve or disapprove the new sub-advisory agreement between            / /               / /               / /
      the Manager and Harris Bretall Sullivan & Smith, L.L.C. ("HBSS") (Harris
      Bretall Sullivan & Smith Equity Growth Portfolio only)


 (b)  To approve or disapprove the new sub-advisory agreement between the             / /               / /               / /
      Manager and Scudder Kemper Investments, Inc. ("SKI") (Scudder Kemper Value
      Portfolio only)


 (c)  To approve or disapprove the new sub-advisory agreement between the             / /               / /               / /
      Manager and Zweig/Glaser (Zweig Asset Allocation Portfolio only)


 (d)  To approve or disapprove the new sub-advisory agreement between the             / /               / /               / /
      Manager and Zweig/Glaser Advisers (Zweig Equity (Small Cap) Portfolio only)



 3    (a) To approve or disapprove the interim advisory agreement between the         / /               / /               / /
      Fund and HBSS (Harris Bretall Sullivan & Smith Equity Growth Portfolio only)


 (b)  To approve or disapprove the interim advisory agreement between the             / /               / /               / /
      Fund and SKI (Scudder Kemper Value Portfolio only)


 (c)  To approve or disapprove the interim advisory agreement between the             / /               / /               / /
      Fund and Zweig/Glaser (Zweig Asset Allocation Portfolio only)


 (d)  To approve or disapprove the interim advisory agreement between the             / /               / /               / /
      Fund and Zweig/Glaser (Zweig Equity (Small Cap) Portfolio only)


 4    To transact such other matters as may properly come before the meeting          / /               / /               / /
      or any adjournment thereof.


PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


INTEGRITY LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE
DIRECTORS OF THE LEGENDS FUND, INC.  A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES WERE
INVESTED AS OF JUNE 4, 1998.

The undersigned hereby instructs Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund")
attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515
West Market Street, Louisville, Kentucky  40202 at 3:00 p.m., Eastern Time, July 10, 1998,  and any adjournments thereof, As indicated on the reverse side.


                                                                                Dated:


                                                         PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign.  If only one signs, his or her signature will be binding.  If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title.  If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                                                                                --------------------------------------------------

                                                                                --------------------------------------------------
                                                                                Signature(s) Title(s), if applicable


PLEASE MARK YOUR VOTING INSTRUCTIONS CARD, DATE AND SIGN IT WHERE INDICATED, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE
WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


NATIONAL INTEGRITY LIFE INSURANCE COMPANY

THESE VOTING INSTRUCTIONS ARE SOLICITED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY
THE DIRECTORS OF THE LEGENDS FUND, INC.  A VOTING INSTRUCTIONS CARD IS PROVIDED FOR THE PORTFOLIOS IN WHICH YOUR CONTRACT VALUES
WERE INVESTED AS OF JUNE 4, 1998.

The undersigned hereby instructs National Integrity Life Insurance Company to vote the shares of The Legends Fund, Inc. (the "Fund")
attributable to his or her variable annuity contract at the Special Meeting of Shareholders to be held at the Fund's offices, 515
West Market Street, Louisville, Kentucky  40202 at 3:00 p.m., Eastern Time, July 10, 1998,  and any adjournments thereof, As indicated on the reverse side.


                                                                 Dated:


                                                         PLEASE SIGN IN BOX BELOW

If a contract is held jointly, each contract owner should sign.  If only one signs, his or her signature will be binding.  If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title.  If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a partner.

                                                                                --------------------------------------------------

                                                                                --------------------------------------------------
                                                                                Signature(s) Title(s), if applicable
